Parnassus Funds Quarterly Report

September 30, 2019

Parnassus FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.parnassus.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-999-3505 or by sending an email request to shareholder@parnassus.com.

You may elect to receive all future reports in paper copies free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800-999-3505 or send an email request to shareholder@parnassus.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper copies of reports will apply to all funds held in your account if you invest through your financial intermediary.

This report must be preceded or accompanied by a current fund prospectus.

Quarterly Report • Q3 2019

November 8, 2019

Dear Shareholder,

The stock market continued its rally in the third quarter, with major indexes up over 20% through the end of September. The even better news is that all the Parnassus Funds have outpaced their benchmarks so far this year. This success is due to meaningful contributions from everyone on our deep and diverse investment team.

The best performer so far this year has been the Parnassus Mid Cap Fund – Investor Shares, whose impressive nine-month gain of 24.50% is well ahead of the 21.93% return for the Russell Midcap Index for the same period. Our flagship offering, the Parnassus Core Equity Fund – Investor Shares, closed the quarter with a year-to-date gain of 22.98%, well ahead of the S&P 500’s 20.55% return. The Parnassus Fund – Investor Shares and the Parnassus Endeavor Fund – Investor Shares, which are also benchmarked to the S&P 500, have gained 22.10% and 21.20% for the nine month period, respectively. Not to be outdone, the Parnassus Fixed Income Fund – Investor Shares has returned 9.99%, which is comfortably ahead of the Bloomberg Barclays U.S. Aggregate Bond Index’s gain of 8.52%. Please see the following pages for more detailed information regarding each fund’s performance and the risks associated with investing in the Funds.

Fossil Fuel Free

I have even more good news to share. On September 16, Parnassus adopted a firmwide fossil-fuel free policy. This means that all of our funds will avoid investing in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels1. We made this decision because of our growing concerns about the ongoing deterioration of the competitive advantages and relevancy of fossil fuel companies. We view the dimming of the long-term prospects of the oil and gas industry is almost entirely due to the environmental damage caused by the fuels themselves. The bottom line is that we don’t think fossil fuel companies are good long-term investments, and we hope you appreciate our clear position on this critical issue.

New Employees

We’ve added two terrific people to our investment team, both of whom served as Parnassus interns last summer. Shivani Vohra joined the firm as a Senior Research Analyst. Prior to joining Parnassus, she worked as an associate at Darlington Partners and as an investment banking analyst at Morgan Stanley. Shivani received a bachelor’s degree in Economics from Yale University and a master’s degree in business administration from Harvard Business School. In her free time, Shivani enjoys cooking, reading and travel.

Michael Lowe, a Research Analyst, was a Summer Equity Research Analyst for Credit Suisse, a year before he interned with Parnassus. Michael graduated magna cum laude with a bachelor’s degree in Finance and Economics from Tulane University. As President of Tulane’s Net Impact

1 Based on this definition, all energy companies in the S&P 500 and Russell 1000 indexes, along with some utilities, are now prohibited in the Parnassus strategies. However, the Parnassus Funds may invest in companies that use fossil fuel energy to power their operations or for other purposes.

Quarterly Report • Q3 2019

chapter, he was named to the 25 Under 25 list of changemakers in sustainable business, and served on Net Impact’s National Undergraduate Advisory Board for two years. He enjoys reading, sports and outdoor activities.

Jon Wetzel joined the firm as a Marketing Strategist. Prior to joining Parnassus, Jon served as a Director of Investor Marketing and Communications at LendingClub. Before that, he worked in various marketing roles at BlackRock and Allianz Global Investors. Jon graduated with a bachelor’s degree in business administration from Bucknell University, and earned a master’s degree in finance from St. Mary’s College.

Thank you all for investing with the Parnassus Funds.

Sincerely,

Benjamin E. Allen

President and CEO

Quarterly Report • Q3 2019

Parnassus Fund

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of September 30, 2019, the net asset value (“NAV”) of the Parnassus Fund – Investor Shares was $49.50, resulting in a gain of 1.68% for the third quarter. This compares to an increase of 1.70% for the S&P 500 Index (“S&P 500”) and a gain of 0.91% for the Lipper Multi-Cap Core Funds Average, which represents the average multi-cap core funds followed by Lipper (“Lipper average”). For the year-to-date, the Parnassus Fund – Investor Shares posted a gain of 22.10% versus a return of 20.55% for the S&P 500 and return of 18.50% for the Lipper average.

Below is a table that summarizes the performance of the Parnassus Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods ended September 30, 2019.

Parnassus Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fund – Investor Shares	6.18	10.64	9.46	12.66	0.85	0.85

Parnassus Fund – Institutional Shares	6.35	10.81	9.60	12.73	0.69	0.69

S&P 500 Index	4.25	13.39	10.84	13.24	NA	NA

Lipper Multi-Cap Core Funds Average	1.57	10.94	8.21	11.12	NA	NA

* For this report, we quote total return to the portfolio, which includes price change and dividends.

The average annual total return for the Parnassus Fund – Institutional Shares from commencement (April 30, 2015) was 8.34%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Third Quarter Review

The Parnassus Fund – Investor Shares gained 1.68% for the quarter, trailing the S&P 500 by 2 basis points. (One basis point is 1/100th of one percent.) It was a neck-and-neck race toward the end of the quarter, and while we’re disappointed that we slightly trailed, we’re pleased to have maintain a healthy lead over the index thus far in 2019. Sector allocations had a positive impact, with our most meaningful contributor being our underweight positioning in the energy sector, while stock selection had a modestly negative impact.

Our worst performer was private-label credit card issuer Alliance Data Systems, which cut 48 basis points from the Fund’s return, as the total return was negative 8.1%.* The stock dropped after the company completed a tender offer for 10% of its shares outstanding, or 5.1 million shares. The offer was oversubscribed, with 12.1 million shares tendered, so disappointed shareholders were left with 7 million shares to sell on the open market. We suspect many of these shares were held by short-term traders who dumped their shares after they realized they would not generate a quick return from the tender offer. Now that the tender offer is behind us, investors will focus on the turnaround led by new CEO Melisa Miller. Miller is divesting non-core segments and pruning struggling mall-based apparel retailers from the portfolio to focus on its faster-growing verticals like beauty, home furnishings and travel. We expect our upside to be significant, as she looks to accelerate Alliance Data’s revenue growth.

Trimble provides precision technology and software solutions for the agricultural, construction and transportation markets. Its stock subtracted 41 basis points from the Fund’s return, as the total return was negative 14.0%. The stock fell after Trimble provided a downbeat outlook for the remainder of 2019. U.S. farmers have paused their capital spending as they await more clarity on Chinese demand for their crops,

Quarterly Report • Q3 2019

while truck and heavy equipment manufacturers have slowed their build rates due to the softening European economy. We don’t know when these macroeconomic issues will improve, but when they do, we believe demand for Trimble’s innovative portfolio of technology solutions should bounce back.

Transportation provider FedEx trimmed the Fund’s performance by 26 basis points, as its total return was negative 11.0%. The stock sank after the company slashed its earnings guidance by 18% due to falling international air freight volumes, problems with its European freight network and the loss of Amazon as a customer. While FedEx can’t control the geopolitical developments impacting global trade, we expect the TNT European freight network to be integrated into the FedEx platform later this year, which should drive meaningful service improvements and cost savings. In addition, while the company’s decision to part ways with Amazon creates a short-term headwind, the rapid growth of ecommerce should soon fill up FedEx’s trucks with more profitable freight from other shippers. We believe our upside should be significant as earnings rebound and the stock’s valuation returns to historical levels.

Our biggest winner this quarter was Alphabet, the parent company to digital advertising giant Google. The stock returned 12.8%, contributing 45 basis points to the Fund’s return. Shares soared after the company reported better-than-expected revenue growth driven by advertising on YouTube and mobile search, as well as strength in its cloud business. The company also expanded margins and announced a $25 billion stock buyback authorization.

Drug store chain CVS Health added 37 basis points to the Fund’s return, as its total return was 16.8%. The stock jumped after the company reported quarterly earnings that exceeded expectations and raised its annual guidance. Prescription volumes increased 7.2%, reflecting a gain in market share. Investors were also pleased to hear that the integration with Aetna is going better than expected, leading CVS to increase its synergy target for the year. We continue to like the long-term outlook for the company because it is well-positioned to improve care and reduce costs across the country.

Coffee chain Starbucks contributed 32 basis points to the Fund’s return, with a 5.9% total return. Shares spiked after the company reported better-than-expected earnings and increased guidance for the year. Same store sales in the U.S. rose 7% during the quarter, as consumers embraced new offerings, such as Nitro Cold Brew coffee. Additionally, despite concerns about increasing competition and a slowing Chinese economy, the company’s China business exceeded expectations due to beverage innovation and a strong digital presence. We trimmed our position after the stock’s run, because it was trading at a multi-year high valuation.

Parnassus Fund

As of September 30, 2019

(Percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q3 2019

Outlook and Strategy

The S&P 500 gained another 1.7% during the third quarter, extending the market’s rally to 20.6% during 2019. The U.S. economy continues to chug along and is expected to grow at a 2.3% rate this year, albeit decelerating from the 2.9% clip in 2018. Inflation remains subdued, and the Federal Reserve cut its benchmark rate twice during the quarter, as expected, to support the economy.

While we’re not seeing signs of an imminent recession in the U.S., we’re concerned about the gleeful mood of investors amid mounting geopolitical risks. During the third quarter, Iran was accused of attacking key oil infrastructure in Saudi Arabia, while protests in Hong Kong against Chinese rule were rampant. Heading into the fourth quarter, President Trump is facing an impeachment inquiry, Britain may leave the European Union and U.S. tariffs on $250 billion of Chinese imports are scheduled to increase. With the stock market within 2% of its all-time high, risk seems skewed to the downside.

Getting away from politics, it’s worth noting the miserable trading performance of several recent initial public offerings (IPOs) that sported high revenue growth and valuations, but proved unprofitable. As of September 30, Uber shares were trading 33% below their IPO price. Most dramatically, co-working company WeWork pulled its IPO and fired its CEO in September after it failed to generate interest from public investors even after reportedly dropping its valuation to $10 billion, significantly below its $47 billion valuation at its last private fundraising round. We don’t know if this marks the end of the “growth at any cost” mantra that has driven the valuations of some companies to atmospheric levels, but we’ve avoided these stocks and continue to focus on profitable industry leaders with wide moats and strong balance sheets.

During the quarter, we sold information technology consultant Cognizant due to our concerns around the working conditions at its Facebook content moderation facilities. Content moderation is a high-pressure, around-the-clock job that can take an emotional toll and the employees deserve a positive work environment with proper support services. Despite

Cognizant’s claim that it would ameliorate its workplace, conditions don’t seem to have improved.

We welcomed four new stocks to the Fund this quarter. Our first addition was Guidewire, the leading software provider for the property and casualty insurance industry. Guidewire has a long runway for growth, as insurers adopt its platform to improve efficiency, enhance risk analysis and shorten quote times. The stock had underperformed its peers, as customer demand for cloud software caused Guidewire’s near-term gross margins to suffer. While the initial expense of cloud deals is higher than traditional on-premise licenses, the longer-term revenue uplift should be more than worth it.

We also added Autodesk, the leading provider of design software for engineers and architects. We had the opportunity to buy this terrific franchise after the stock fell by 20% due to concerns around its economic sensitivity. While the company reduced its annual free cash flow guidance by 4% during the quarter, free cash flow is still expected to grow at a 20% rate for the next few years, speaking to the resilience of its subscription-based business model.

Next, we purchased Illumina, the largest provider of gene sequencing instruments and related consumables. We invested after its shares dropped by 20% due to a slowdown in their direct-to-consumer (DTC) business and a delayed rollout of population genomics in several countries. We believe these are transitory issues, and the market for Illumina’s innovative products is largely untapped. We’re particularly excited about the opportunity to expand in areas like oncology and rare diseases, where genomics can drive better outcomes at lower costs.

Finally, we repurchased Pentair, a leading manufacturer of water pumps, valves and filters. The stock trailed the S&P 500 by 17% from our sale in January 2019, as unusually cold, wet weather impacted demand for its outdoor pool products. The company was also negatively impacted by inventory destocking. We expect 2020 to be a much better year, as channel inventories have normalized, and customer demand should bounce back.

Quarterly Report • Q3 2019

We believe our portfolio of innovative and profitable industry leaders with strong balance sheets should perform well regardless of whether the next move in the market is up or down. Thank you for your confidence and investment in the Parnassus Fund.

Yours truly,

Robert J. Klaber

Portfolio Manager

Ian E. Sexsmith

Portfolio Manager

Quarterly Report • Q3 2019

Parnassus Core Equity Fund

Ticker: Investor Shares – PRBLX

Ticker: Institutional Shares – PRILX

As of September 30, 2019, the net asset value (“NAV”) of the Parnassus Core Equity Fund – Investor Shares was $47.69. After taking dividends into account, the total return for the third quarter was a gain of 2.31%. This compares to a return of 1.70% for the S&P 500 Index (“S&P 500”) and a gain of 2.07% for the Lipper Equity Income Funds Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”). For the year-to-date, the Parnassus Core Equity Fund – Investor Shares posted a gain of 22.98% versus a return of 20.55% for the S&P 500 and a return of 16.98% for the Lipper average.

Below is a table that summarizes the performances of the Parnassus Core Equity Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods. We are pleased to report that the Fund outperformed the Lipper average for all periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Core Equity Fund – Investor Shares	11.17	13.51	10.80	13.09	0.87	0.87

Parnassus Core Equity Fund – Institutional Shares	11.43	13.75	11.03	13.31	0.63	0.63

S&P 500 Index	4.25	13.39	10.84	13.24	NA	NA

Lipper Equity Income Funds Average	3.64	9.46	7.58	10.71	NA	NA

* For this report, we quote total return to the portfolio, which includes price change and dividends.

The average annual total return for the Parnassus Core Equity Fund – Institutional Shares from commencement (April 28, 2006) was 10.67%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Third Quarter Review

The Parnassus Core Equity Fund – Investor Shares had another solid quarter, with a return of 2.31% versus 1.70% for the S&P 500. We are pleased that the Fund had positive attribution from sector allocation and individual stock selection. From a sector standpoint, the Fund benefited from its overweight position in consumer staples and by avoiding the energy sector, which was the worst-performing group for the quarter. The only meaningful sector allocation headwind came from our underweight position in the utilities sector, which was up over 9% for the quarter, easily topping the overall index.

Moving to individual stocks, the Fund’s worst performing investment was transportation provider FedEx, which trimmed the Fund’s performance by 40 basis points, as its total return was negative 11.0%.* (One basis point is 1/100th of one percent.) The stock fell after the company slashed its annual earnings per share guidance by 18% due to falling international air freight volumes, problems with its European freight network and the loss of Amazon as a customer. On the positive side, we expect FedEx to integrate its acquired TNT European freight network onto its platform later this year, which should drive meaningful service improvements and cost savings. In addition, while the company’s decision to part ways with Amazon creates a short-term headwind, the rapid growth of ecommerce should soon fill up FedEx’s trucks with more profitable freight from other shippers. We expect our upside to be significant as earnings rebound and the stock’s valuation returns to historical levels.

Quarterly Report • Q3 2019

Media conglomerate Disney trimmed the Fund’s performance by 31 basis points, as its total return for the quarter was negative 6.1%. The stock fell as the company reported disappointing quarterly results due to underperformance at its recently acquired 21st Century Fox studio, Star India and Disney Parks. The complexity of integrating the large acquisition of Fox and the investment ahead of Disney’s streaming video launch were also headwinds. Despite the moving pieces, we continue to believe Disney’s long-term prospects are underappreciated and thus view the stock as attractive.

Trimble provides precision technology and software solutions for the agricultural, construction and transportation sectors. Its stock subtracted 22 basis points from the Fund’s gain, with a total return of negative 14.0%. The stock fell after Trimble provided a downbeat outlook for the remainder of 2019, given that U.S. farmers have paused their capital spending while they await more clarity on Chinese demand for their crops. Another headwind is that truck and heavy equipment manufacturers have slowed their build rates due to the softening European economy. We don’t know when these macroeconomic issues will improve, but when they do, we expect demand for Trimble’s innovative portfolio of technology solutions should bounce back.

The Fund’s top performer was consumer staples titan Procter & Gamble, which added 36 basis points to the Fund’s return, based on a total return of 14.2%. P&G ended its 2019 fiscal year in June with strong momentum, posting its highest quarterly organic growth rate in well over a decade, with broad-based strength across all categories and geographies. The strategies implemented over the past couple of years to transform the company into a leaner operation are beginning to deliver sustainable and balanced growth.

Sysco, the largest domestic foodservice distributor, contributed 34 basis points to the Fund’s return, as its total return was 12.9%. For the most recent quarter, Sysco’s international segment was a relative bright spot. In addition, the company has done a great job hiring and retaining employees in its much larger domestic segment. We believe Sysco remains well positioned in the fragmented U.S. foodservice industry, with substantial room for both organic and inorganic growth.

Drugstore chain CVS Health added 34 basis points to the Fund’s return, as its total return was 16.8%. The stock jumped after the company reported quarterly earnings that exceeded expectations and raised its annual guidance. Pharmacy prescription volumes increased 7.2%, reflecting a significant market-share gain. Investors were also pleased to hear that the integration with Aetna is going better than expected, leading CVS to increase its synergy target for the year. We continue to like the long-term outlook for the company, because it is well positioned to improve health care delivery, while also reducing costs.

Parnassus Core Equity Fund

As of September 30, 2019

(Percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q3 2019

Outlook and Strategy

The S&P 500 Index reached new all-time highs during July and closed the quarter with a gain of 1.70%. The Index achieved this gain despite a barrage of market-moving headlines, ranging from escalating trade tensions to a global profit slowdown to an impeachment inquiry. The Federal Reserve’s decision to cut rates twice during the quarter added support to the prolonged economic expansion. While the manufacturing sector has materially slowed, the outlook for the U.S. economy remains favorable, with solid services activity, a resilient labor market and sustained consumer spending.

During the quarter, the Fund exited two holdings. After an investment period of over a decade, the Fund sold its final shares of WD-40, the iconic consumer products company, due to its high valuation. CEO Garry Ridge has done a tremendous job building a great company that is also a fantastic place to work. He belongs in the Parnassus Core Equity Fund CEO Hall of Fame.

The Fund also sold its investment in San Francisco – based bank First Republic. While the company is performing well, at 18 times consensus 2020 earnings estimates, First Republic seemed richly valued relative to its peers. We decided to swap our holding in First Republic for Bank of America, a leading money center bank with a diversified franchise that is trading for less than 10x consensus 2020 earnings estimates. Bank of America’s crown jewel is its consumer bank, which holds the largest market share in the country as measured by deposits. The bank’s national scale provides it with the financial flexibility to invest in technology to create a leading digital platform, and its top-ranked mobile banking app is attracting a new generation of tech-savvy consumers. We’ve also been impressed with Bank of America’s best-in-class ESG profile, including its workforce diversity, pay equity and commitments to renewable energy.

In the information technology sector, the Fund initiated a position in Cisco Systems, the leading enterprise and datacenter networking company. Macroeconomic concerns and near-term weakness in China created an attractive entry point to buy this excellent business. Despite increasing competition in its core switching market, Cisco has been able to grow and expand margins. As networking becomes increasingly important and complex, we believe Cisco is poised to benefit, given its scale, incumbency and recently refreshed product portfolio.

We believe the Parnassus Core Equity portfolio currently offers an attractive combination of downside protection and growth potential, headlined by high-quality companies. We remain underweight cyclical industries, such as financials, communications services and the consumer discretionary sector. We also have zero exposure to the volatile energy sector. Our largest overweight is in the less-cyclical consumer staples category. In our view, the Fund’s two best sources of upside participation are overweight positions in information technology and industrials. These sectors offer potentially fantastic long-term investment opportunities in mega trends, such as cloud computing, software for semiconductor chip design, logistics, water infrastructure and innovation in global agriculture.

Thank you for your confidence and investment in the Parnassus Core Equity Fund.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Quarterly Report • Q3 2019

Parnassus Endeavor Fund

Ticker: Investor Shares – PARWX

Ticker: Institutional Shares – PFPWX

As of September 30, 2019, the net asset value (“NAV”) of the Parnassus Endeavor Fund – Investor Shares was $34.99, so the total return for the third quarter was 2.43%. This compares to a gain of 1.70% for the S&P 500 Index (“S&P 500”) and 0.91% for the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the year-to-date, the Parnassus Endeavor Fund – Investor Shares is up 21.20%, compared to a gain of 20.55% for the S&P 500 and 18.50% for the Lipper average. We’re ahead of both benchmarks for both the quarter and the year-to-date.

Below you will find a table comparing the returns of the Parnassus Endeavor Fund, the S&P 500 and the Lipper average for the one-, three-, five- and ten-year periods. Because of our difficulty in the second half of 2018, our performance for the one- and three-year periods does not look very good. Longer-term, though, we’re ahead of both the S&P 500 and the Lipper average.

Parnassus Endeavor Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Endeavor Fund – Investor Shares	0.42	10.48	11.08	13.66	0.95	0.95

Parnassus Endeavor Fund – Institutional Shares	0.73	10.73	11.30	13.77	0.72	0.72

S&P 500 Index	4.25	13.39	10.84	13.24	NA	NA

Lipper Multi-Cap Core Funds Average	1.57	10.94	8.21	11.12	NA	NA

* For this report, we quote total return to the portfolio, which includes price change and dividends.

The average annual total return for the Parnassus Endeavor Fund – Institutional Shares from commencement (April 30, 2015) was 10.19%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Company Analysis

There were three stocks that each reduced the Fund’s return by 40 basis points or more. (One basis point is 1/100th of one percent.) Four stocks increased the Fund’s return by at least that amount.

Our worst performer was Regeneron Pharmaceuticals. It reduced the Fund’s returns by 61 basis points as the stock sank 11.4% from $313.00 to $277.40.* Regeneron is a biotechnology company that focuses on treatments for eye and heart diseases, cancer and inflammation. Its blockbuster drug, Eyelea, continues to face pressure from both Novartis’ impending drug approval in late 2019, as well as generic competition in 2023. These concerns are somewhat mitigated by the strong commercial launch and expanded indications for Dupixent, Regeneron’s drug for adolescent eczema. We believe Regeneron continues to have a strong pipeline with its launch of Dupixent and recent approval for Praluent, a drug that reduces the risk of heart attacks.

Hanesbrands, a leading manufacturer of undergarments and athletic apparel, subtracted 46 basis points from the Fund’s return, as its stock fell 11.0% from $17.22 to $15.32. The company’s U.S. innerwear segment, its highest-margin business, continued to navigate a challenging retail environment amid further risks of department store closures and bankruptcies. Management seems not yet ready to commit to a turnaround and expects U.S. innerwear segment sales to decline 2% this year. Investors were also concerned about the sustainability of Champion’s growth rate, as the brand posted global sales growth of more than 50% over the last trailing 12 months.

Quarterly Report • Q3 2019

Alliance Data Systems, the leading private-label credit card issuer, sliced 43 basis points from the Fund’s return, as the stock fell 8.6% from $140.13 to $128.13. The stock dropped after the company completed a tender offer at $148.50 for 10% of its shares outstanding, or 5.1 million shares. The offer was oversubscribed, with 12.1 million shares tendered, so disappointed shareholders were left with 7 million shares to sell on the open market. We suspect many of these were held by short-term traders hoping for a quick return from the tender offer, who dumped their shares when that strategy failed. Now that the tender offer is behind us, investors will focus on the turnaround led by new CEO Melisa Miller. Miller is divesting non-core segments and pruning struggling mall-based apparel retailers from the portfolio to focus on its faster-growing verticals like beauty, home furnishings and travel. We expect our upside to be significant, as she looks to accelerate Alliance Data’s revenue growth.

Our biggest winner this quarter was Lam Research Corp. It added 130 basis points to the Fund’s return as the stock rose from $187.84 to $231.11 for a 23.7% total return. Lam Research makes equipment used to produce memory chips and other semiconductors. Lam beat quarterly earnings expectations despite the weak memory chip market, suggesting that a trough in the cycle may be near. The company continues to execute well in the memory chip downturn and remains positioned for an anticipated memory chip recovery in 2020.

Applied Materials added 96 basis points to the Fund’s return, as the stock rose from $44.91 to $49.90 for a total return of 11.6%. This leading semiconductor fabrication equipment and software provider posted solid quarterly earnings, reiterating 2019 demand guidance and conveying optimism for a 2020 recovery in both semiconductors and display. Applied’s strong results helped solidify investor sentiment that we may be near the semiconductor cycle trough. Additionally, the company’s well-regarded deal for Japanese semiconductor-manufacturing equipment maker Kokusai Electric remains on track for a 2020 close, a milestone that should extend Applied’s global reach.

Micron Technology added 77 basis points to the Fund’s return, as its stock climbed from $38.59 to $42.85 for a total return of 11.0%. The company makes dynamic random-access memory (DRAM) chips and other types of memory semiconductors used in PCs, smartphones and data servers. The industry continues to experience pricing pressure due to excess supply, but Micron has outperformed as a result of improved guidance and the company’s efforts to reduce industry overcapacity. Management believes 2020 will be an inflection point, when high-teens growth in industry demand will finally outpace mid-teens growth in industry supply. We still like Micron and expect near-term enterprise and cloud demand, as well as long-term demand from datacenters and the Internet of Things (IoT) to sustain Micron’s sales for years to come.

Perrigo, the leading producer of store-brand generic drugs and consumer health products, contributed 77 basis points to the Fund’s return as the stock rose from $47.62 to $55.89 for a total return of 17.9%. Investors have reacted positively to new CEO Murray Kessler’s restructuring of Perrigo into a pure-play consumer, self-care franchise. The company successfully closed its acquisition of Ranir, a private-label oral self-care producer. Perrigo continues to be an execution story, as it looks to divest its underperforming prescription pharmaceuticals business and pursue smaller self-care acquisitions.

Quarterly Report • Q3 2019

Parnassus Endeavor Fund

As of September 30, 2019

(Percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

Stocks gained just under 2% in the third quarter, but for the year-to-date, the S&P 500 is up over 20% for its best year-to-date performance since 1997. This extends the longest bull market on record, so times are good for stockholders. However, the positive results mask significant uncertainties in the global economy for which there are no easy answers. Let’s look a little deeper into the current situation.

The U.S. economy is strong, but slowing. The labor market is near full employment, and inflation is just under the Fed’s target of 2%. This means everyday consumers have jobs and money to spend. Consumer spending makes up almost two-thirds of U.S. GDP, so stocks are higher in part because U.S. households are in good shape and confident about the future. A key question is how long this can continue. Measures of manufacturing activity in recent months dropped unexpectedly, and the contraction could be enough to tip the economy into recession if declines worsen.

The reason for the slowdown in manufacturing is trade tensions with China. Throughout the summer, the U.S. and China exchanged barbs and used pressure tactics to improve their negotiating positions ahead of upcoming trade talks. Meanwhile, leaders of both countries face opposition at home, with Congress launching an impeachment inquiry into President Trump, and protestors in Hong Kong defying Xi Jinping’s grip on the region. No one knows exactly how these tensions will play out or how long it will take. Whenever the trade war escalates, stocks retreat, but they could quickly rally if there is progress toward an agreement.

Given the dark clouds, what are the reasons to own stocks today? The U.S. economy is in a good place, especially compared to the rest of the world, where growth is slowing even faster. Compared to the last major downturn in 2007, there don’t appear to be any large-scale excesses in the financial system right now. The housing market remains healthy. Finally, if there is a recession, we believe it should be a mild one, since the Fed is committed to keeping the economy going strong by cutting rates further.

The Parnassus Endeavor Fund buys stocks when their prices are down, so we find some of our best ideas amid uncertainty like today’s. As one example, four of the Fund’s largest holdings – Applied Materials, Micron Technology, Lam Research and NVIDIA – are semiconductor companies, three of which we started buying when U.S.-China tensions forced down their market quotations dramatically at the end of 2018. One

Quarterly Report • Q3 2019

year later, each of the four stocks is among our top-five contributors to the Fund’s return for the quarter. We select all the stocks in our portfolio, looking for good companies that are temporarily out of favor.

Thank you for your investment in the Parnassus Endeavor Fund.

Yours truly,

Jerome L. Dodson

Lead Portfolio Manager

Billy Hwan

Portfolio Manager

Quarterly Report • Q3 2019

Parnassus Mid Cap Fund

Ticker: Investor Shares – PARMX

Ticker: Institutional Shares – PFPMX

As of September 30, 2019, the net asset value (“NAV”) of the Parnassus Mid Cap Fund – Investor Shares was $35.93, so the total return for the third quarter was a gain of 2.22%. This compares to a gain of 0.48% for the Russell Midcap Index (“Russell”) and a gain of 0.91% for the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the year-to-date, the Parnassus Mid Cap Fund – Investor Shares posted a gain of 24.50% versus a return of 21.93% for the Russell and return of 18.50% for the Lipper average.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods. We’re proud of the Fund’s long-term track record, as it has outperformed its benchmarks in every period. The Fund is also ahead of its benchmarks since we took over management of the Fund on October 1st, 2008.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Fund – Investor Shares	10.58	11.21	10.61	13.33	1.02	0.99

Parnassus Mid Cap Fund – Institutional Shares	10.80	11.46	10.83	13.45	0.75	0.75

Russell Midcap Index	3.19	10.69	9.10	13.07	NA	NA

Lipper Multi-Cap Core Funds Average	1.57	10.94	8.21	11.12	NA	NA

* For this report, we quote total return to the portfolio, which includes price change and dividends.

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 10.49%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2019, as Amended and Restated September 16, 2019, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.77% of net assets for the Parnassus Mid Cap Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2020, and may be continued indefinitely by the Adviser on a year-to-year basis.

Third Quarter Review

Mid-cap stocks were volatile during the quarter but managed to post a slight gain. Stocks reached new highs in July in anticipation of the Federal Reserve’s first cut to interest rates in a decade. The Russell retrenched in August, as the trade war with China escalated and investors became concerned that weak manufacturing and industrial economic data could spark a broader recession in the U.S. When the dust finally settled following two rate cuts, the Russell inched out a gain of 48 basis points during the third quarter, helping stocks to achieve a 21.93% return for the year to date. The Fund handily surpassed its benchmarks during the quarter, beating the Russell by 174 basis points and the Lipper average by 131 basis points. (One basis point is 1/100th of one percent.)

From an allocation perspective, the Fund benefited from having an overweight position in consumer staples stocks, the third-best-performing sector in the benchmark. Conversely, the Fund’s overweight position in health care stocks hurt performance, as this sector lagged relative to the Russell. The Fund’s underweight position in utilities also hurt performance, as this was one of the best-performing sectors in the Russell.

The Fund’s performance during the quarter was overwhelmingly due to stock selection rather than sector allocation. The worst performer was Trimble Inc., a leading provider of precision technology and software solutions for the agricultural, construction and transportation markets. Its stock subtracted 46 basis points from the Fund’s return, as the total return was negative 14.0%.* The stock fell after Trimble provided a downbeat outlook for the remainder of 2019, as U.S. farmers have paused their capital spending as they

Quarterly Report • Q3 2019

await more clarity on Chinese demand for their crops, while truck and heavy equipment manufacturers have slowed their build rates due to the softening European economy. We don’t know when these macroeconomic issues will improve, but when they do, we believe demand for Trimble’s innovative portfolio of technology solutions should bounce back.

Hanesbrands, a leading manufacturer of undergarments and athletic apparel, subtracted 35 basis points from the Fund’s return, as its stock fell 11.0%. The company’s U.S. innerwear segment, its highest-margin business, continued to navigate a challenging retail environment amid further risks of department store closures and bankruptcies. Management isn’t yet ready to commit to a turnaround and expects U.S. innerwear segment sales to decline 2% this year. Investors were also concerned about the sustainability of Champion’s growth rate, as the brand posted global sales growth of more than 50% over the last trailing twelve months.

Fortive Corporation, a diversified industrial company that designs and manufactures professional and engineered products, software and services, subtracted 35 basis points from the Fund’s return, as its stock dropped 15.9%. The company reported weaker-than-expected earnings and lowered its full-year earnings guidance, citing a slowdown in its Tektronix and Fluke business segments. Investors’ sentiment deteriorated further after management announced its plan to split into two publicly traded companies in the second half of 2020. We were surprised by the timing of the announcement but think the separation of its transportation technologies from its core professional instrumentation business makes strategic sense.

Turning to the quarterly winners, the biggest contributor was US Foods Holding Corp., the second-largest food service distributor in the United States. The stock contributed 57 basis points to the Fund’s return, as the stock rose 14.9% after the company reported quarterly earnings that exceeded expectations. The company continues to gain market share with high-margin independent restaurants. Investors became more bullish after management raised its annual earnings guidance due to greater-than-expected cost synergies upon completion of the SGA Food Group deal. We see further upside as the company benefits from additional consolidation opportunities in an attractive, fragmented industry.

Burlington Stores, the third-largest domestic off-price retailer, contributed 43 basis points to the Fund’s return, as the total return was 17.4%. The stock saw a big one-day jump after reporting impressive quarterly results, beating consensus expectations across almost every metric. Notably, the company’s same-store sales grew 3.8%, while comparable same-store inventory declined 7%. The company is taking advantage of retail’s supply chain disruptions and is well-positioned to buy quality merchandise at depressed prices. We believe the company has a long runway for growth, supported by healthy same-store sales and further margin expansion. Lastly, we are excited to see Burlington’s initiatives to transform itself into a best-in-class off-price retailer under the leadership of CEO Michael O’Sullivan, who started his new role on September 16th.

Our third big winner was Fiserv, a leading provider of financial services technology. The stock contributed 37 basis points to the Fund’s return, as the total return of its shares was 14.3%. Robust demand for its payment solutions drove better-than-expected earnings. The company also completed its merger with First Data Corporation, which resulted in a substantial increase in Fiserv’s market capitalization to over $70 billion. Given our focus on mid-cap stocks, we exited our position during the quarter. As a holder of Fiserv since 2016, we’re sorry to lose this high-quality business, but we’re pleased about the gains the transaction provided for our shareholders.

Quarterly Report • Q3 2019

Parnassus Mid Cap Fund

As of September 30, 2019

(Percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

U.S. stocks are having a fantastic year. The Russell’s nearly 22% year-to-date performance is its best return through September since 2013 and the second highest over the past ten years. Looking back further, mid-cap stocks are up almost 400% from the 2009 trough. The performance has been outstanding by almost every measure, but considering history, we would be remiss if we didn’t express some caution about the longevity and heights of this almost 11-year bull market.

Our view is supported by the fact that mid-cap stocks are trading at a forward price-to-earnings ratio above the 20-year average and well above the 20-year low. Also, while unemployment is close to a 50-year low, the U.S. economy is experiencing signs of a slowdown. Finally, we remain conscious of the potential impact of the continuing trade war with China and geopolitical tensions elsewhere, the likelihood of election-related volatility and slowing global growth.

Given this backdrop, we continue to own fewer consumer discretionary and financials stocks than the benchmarks, and we expect this positioning will serve us well in the event of a downturn. Our largest overweights continue to be in the industrials, consumer staples and healthcare sectors, with the latter two allocations adding to our defensive posture. Our largest concentration of stocks is also in the industrials sector, and while this might seem to be a bet on economic expansion, our assets here are atypical because many enjoy visibility into revenue and earnings streams, secular tailwinds or conservative capital positions.

We took advantage of market movements during the quarter to initiate three new positions. The first is Zions Bancorp, a regional bank with a strong presence in 11 western and southwestern states. We believe the company is well-positioned with its strong balance sheet, above-average capital levels, attractive core deposit base and presence in growing population centers. Furthermore, the company has multiple levers it can pull to boost earnings even in a low-interest-rate environment, including rationalizing operating expenses, consolidating additional operations and increasing the use of automation technology. Despite this purchase, the Fund still maintains a significant underweight in financial stocks relative to the Russell.

We also bought a position in IDACORP, Inc., the largest electric utility company in Idaho. We like the company’s conservative expense management, consistently increasing profits and low-cost, green power generation. The Idaho utility has a unique regulatory agreement with an attractive return on equity (ROE) floor, adding to its non-cyclical profile. We believe the favorable regulatory environment, strong economy,

Quarterly Report • Q3 2019

and positive demographic trends in Idaho should continue to support stable long-term earnings growth.

Finally, we initiated a position in Guidewire, a leading software applications provider to the property and casualty insurance industry. We believe Guidewire has a multi-year runway for growth, as customers increasingly adopt its mission-critical software to drive greater efficiencies in core billings and claims operations. Though on the expensive side, the stock recently underperformed its peers due to upfront investments in its cloud-based offerings, which negatively impacted margins in the near term. We believe the company’s cloud transition expands the overall addressable market opportunity and will boost profits over time.

During the quarter, we sold four of the Fund’s holdings. We sold Zayo Group after the company agreed to be acquired by Digital Colony and EQT, and its structure is expected to convert from a public to a private company. As mentioned earlier in this report, we also sold Fiserv, as its recent merger with First Data Corp. resulted in the formation of a much larger company with a market capitalization in excess of $70 billion. We sold Thomson Reuters as the stock was no longer undervalued. Finally, we sold our remaining position in Ecolab. The company has been a solid long-term compounder for the Fund, but its market capitalization of $55 billion had grown too large for the Fund’s strategy.

We’re pleased the Fund had a good relative quarter but are more focused on providing longer-term outperformance. The Fund seeks to own high-quality businesses at good prices that can grow intrinsic value faster than our benchmarks over entire business cycles. We believe this strategy will help the Fund outperform the market over the long term by participating in up-markets, limiting losses in down-markets and avoiding permanent capital losses in all market conditions.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

Quarterly Report • Q3 2019

Parnassus Fixed Income Fund

Ticker: Investor Shares – PRFIX

Ticker: Institutional Shares – PFPLX

As of September 30, 2019, the net asset value (“NAV”) of the Parnassus Fixed Income Fund – Investor Shares was $17.19, producing a gain for the quarter of 2.24% (including dividends). This compares to gains of 2.27% for the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and 2.08% for the Lipper Core Bond Funds Average, which represents the average return of the funds followed by Lipper that invest at least 85% of assets in domestic investment-grade bonds (“Lipper average”). Through the first three quarters of 2019, the Parnassus Fixed Income Fund – Investor Shares posted a gain of 9.99%, as compared to gains of 8.52% for the Barclays Aggregate Index and 8.50% for the Lipper average.

Below is a table comparing the performance of the Parnassus Fixed Income Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. As of September 30, the 30-day subsidized SEC yield for Investor shares was 1.34%, and the unsubsidized SEC yield was 1.19%.

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund – Investor Shares	10.73	2.95	3.18	3.24	0.86	0.68

Parnassus Fixed Income Fund – Institutional Shares	10.97	3.19	3.37	3.33	0.50	0.45

Bloomberg Barclays U.S. Aggregate Bond Index	10.30	2.92	3.38	3.75	NA	NA

Lipper Core Bond Funds Average	9.49	2.80	3.06	3.87	NA	NA

* For this report, we quote total return to the portfolio, which includes price change and dividends.

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 3.29%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2019, as Amended and Restated September 16, 2019, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.48% of net assets for the Parnassus Fixed Income Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2020, and may be continued indefinitely by the Adviser on a year-to-year basis.

Third Quarter Review

The Parnassus Fixed Income Fund – Investor Shares performed in-line with the Barclays Aggregate Index last quarter, gaining 2.24% versus 2.27% for the Index. However, on a year-to-date basis, the Fund continues to substantially outperform the Index at 9.99% versus 8.52%. Positive allocation across fixed income asset classes, including corporate bonds and Treasuries, contributed 3.26% to the total return.* This far overwhelmed the -1.23% contribution from security selection. The Fund’s security selection was negative not because we picked poorly performing bonds, but because we do not hold securitized bonds and they comprise 29% of the Index. However, divesting from this asset class has been a net positive on the year, as Treasuries and corporate bonds posted much higher returns.

The top-performing bonds in the quarter were all long-term Treasury bonds, as interest rates fell dramatically. The top three holdings each gained over 9% in the quarter and contributed a cumulative 42 basis points to the total return. (One basis point is 1/100th of one percent.) Our Treasury portfolio as a whole gained 2.68% and added 1.25% to the total return. Trade wars and political uncertainty weighed heavily on the bond market, pushing the 30-year Treasury to 2.11% from 2.53% and the 10-year Treasury to 1.67% from 2.00% by the end of the quarter. The Federal Reserve added to the downswing in yields by cutting its benchmark interest rate twice on concerns about future economic growth. Such a dramatic drop in yields means that prices shot higher.

Our corporate bond portfolio gained 2.50%, less than the corporate bonds within the Index, which gained

Quarterly Report • Q3 2019

3.03%. However, our bonds contributed 1.10% to the total return versus 0.76% for the Index due to our overweight allocation to the asset class. The best-performing corporate bond was issued by Microsoft. This 4.25% coupon bond maturing in February of 2047 gained 6.18% in the quarter and added 6 basis points to the total return. While Microsoft has many exciting new growth opportunities ahead and excellent cash flow, the performance of this bond was almost entirely driven by its long-dated maturity and superior AAA credit rating from S&P.

Performance across the fixed income markets has been so positive, only three bonds within the Fund detracted from the total return. Each underperforming bond was a Treasury and each subtracted 1 basis point from the total return. These bonds did not participate in the market’s gains due to when they were purchased during the quarter. The worst-performing corporate bonds still each added 1 basis point to the total return, though they lagged behind the sector. National Oilwell Varco’s 3.95% coupon bond maturing in December of 2042 was impacted by gyrations in the oil market during the quarter. Investors have less confidence in the company’s cash flows, so the bonds did not gain as much as similarly structured peers.

Parnassus Fixed Income Fund

As of September 30, 2019

(Percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

Parnassus Investments announced in September that, as a firm, we adopted a fossil fuel free investment philosophy. This means that the Parnassus Fixed Income Fund no longer invests in companies that derive significant revenue from the extraction, exploration, production or refining of fossil fuels. As part of the change, we divested positions in National Oilwell Varco and Sempra Energy. While these holdings served the Fund well, we believe that companies heavily engaged in the production and sale of fossil fuels will continue to lose relevancy. Relevancy is one of the investment pillars we apply to each holding, as we believe that highly-relevant companies gain market share and so perform better over the longer-term. For that reason, we believe that divestment was the right thing to do and that other investments should yield better long-term returns.

The economic outlook for both the United States and the globe has changed dramatically from the beginning of the year. In 2018, we experienced coordinated global expansion, with nearly every

Quarterly Report • Q3 2019

country seeing positive economic growth. The opposite is proving to be true so far this year, as trade wars and nationalist policies weigh on manufacturing activity and global commerce. The Federal Reserve proactively addressed slowing growth rates by cutting its benchmark rate twice in the third quarter and investors generally expect another two cuts by year end. Lower interest rates should help offset the impact of slow growth, but because monetary policy has a natural lag, the real economy will likely not feel the impact for several quarters.

The Fund’s overweight position in Treasury bonds, as well as its long duration in this asset class means that it disproportionately benefits from falling interest rates. Treasuries comprise 49.9% of the Parnassus Fixed Income Fund versus 39.6% for the Index, and our portfolio has a duration of 6.43 years versus 5.78 years for the Index. As a reminder, duration is a measure of how dramatically interest rate movements impact the price of a single bond or of a portfolio of bonds. Our long duration position means that the portfolio gains faster as rates fall.

It’s unfortunate to see growth slow, as there are real impacts behind the numbers. Bad news is usually good news for the bond market, as bonds become more valuable, and we are happy that the Fund performed well during this turbulent period. We believe the Fund is well positioned to weather future turbulence, as its defensive positioning within Treasuries is poised to benefit if rates continue to fall. The Treasuries portfolio is complemented by a small overweight in corporate bonds issued by companies that we expect may be long-term winners in their respective fields.

As always, thank you for your investment in the Parnassus Fixed Income Fund.

Samantha D. Palm

Portfolio Manager

Risks: Fund share prices may change daily based on the value of their security holdings. Stock markets can be volatile, and stock values fluctuate in response to the asset levels of individual companies and in response to general U.S. and international market and economic conditions. In addition to large-cap companies, the Funds may invest in small- and/or mid-cap companies, which can be more volatile than large-cap firms.

Bond fund values fluctuate in response to the financial conditions of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall, and investors may lose principal value.

Security holdings in the Funds can vary significantly from broad market indexes.

Quarterly Report • Q3 2019

Responsible Investing Notes

In 1970, famed American economist and Nobel Prize winner Milton Friedman wrote an article for the New York Times Magazine, entitled “The Social Responsibility of Business Is to Increase Its Profits.” Referencing his acclaimed 1962 book, Capitalism and Freedom, he stated, “There is one and only one social responsibility of business – to use its resources and engage in activities designed to increase its profits so long as it stays within the rules of the game, which is to say, engages in open and free competition without deception or fraud.”

Today, critics of responsible investing still use this argument to make the case against companies focusing on environmental, social or governance (ESG) issues. However, times have changed. ESG investing has become mainstream in asset management. Furthermore, ESG reporting has become the norm for large U.S. corporations. In 2011, assets with sustainable, responsible or impact mandates totaled $80 billion of all U.S. assets under management. By 2018, ESG-related mandates had exploded to $12 trillion of U.S. assets under management. Likewise, in 2011, about 20% of the companies in the S&P 500 Index published sustainability reports. By 2018, 86% of S&P companies published sustainability reports.

This past September, the Business Roundtable, a powerful association of American CEOs, reinforced this increasing ESG adoption when they released their Statement on the Purpose of a Corporation. This statement included commitments to environmental, social and governance causes such as:

•	Delivering value to customers
•	Investing in employees
•	Dealing fairly and ethically with suppliers
•	Respecting communities and protecting the environment
•	Committing to transparency and effective engagement with shareholders

Some in the responsible investment community were skeptical, some were neutral, and some viewed the Business Roundtable’s commitments positively. I see these commitments as a step in the right direction. Corporations are keenly aware of what their competition is doing, and when some of the largest and most powerful CEOs are committing to ESG causes, other companies pay attention.

I am pleased that some of the CEOs of our holdings signed onto the Business Roundtable commitment, including Xylem, American Express, Bank of America, Cisco Systems, CVS Health, Apple and many others. I hope even more companies will follow. As awareness of the rapidly growing corporate support for ESG issues spreads across the companies we own and engage with, our conversations about ESG topics will become easier and the outcomes of engagements will improve. Ultimately, I believe investors who have adopted ESG strategies can be significant beneficiaries of this new development.

Thank you for your investment in the Parnassus Funds. It is a privilege to have you as an investor.

Iyassu Essayas

Director of ESG Research

Quarterly Report • Q3 2019

Parnassus Fund

Portfolio of Investments as of September 30, 2019 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Mondelez International Inc., Class A	842,990	46,634,207	4.9%
Alphabet Inc., Class A	32,038	39,122,883	4.1%
Motorola Solutions Inc.	228,992	39,022,527	4.1%
Thomson Reuters Corp.	557,337	37,274,698	4.0%
Microsoft Corp.	262,828	36,540,977	3.9%
Linde plc	175,000	33,901,000	3.6%
Hologic Inc.	662,051	33,426,955	3.5%
T-Mobile US Inc.	398,045	31,354,005	3.3%
Cerner Corp.	434,565	29,624,296	3.1%
CME Group Inc.	129,566	27,382,478	2.9%
PPG Industries Inc.	217,002	25,716,907	2.7%
Sysco Corp.	320,666	25,460,880	2.7%
CVS Health Corp.	398,960	25,162,407	2.7%
Trimble Inc.	646,590	25,094,158	2.7%
Novartis AG (ADR)	287,322	24,968,282	2.6%
Old Dominion Freight Lines Inc.	145,901	24,798,793	2.6%
Progressive Corp.	313,687	24,232,321	2.6%
Dentsply Sirona Inc.	445,361	23,742,195	2.5%
NVIDIA Corp.	131,873	22,955,133	2.4%
Air Lease Corp.	547,861	22,911,547	2.4%
Cadence Design Systems Inc.	343,898	22,724,780	2.4%
FedEx Corp.	155,927	22,698,293	2.4%
Nike Inc., Class B	229,943	21,596,247	2.3%
Public Storage	85,222	20,902,400	2.2%
First Horizon National Corp.	1,277,092	20,688,890	2.2%
Guidewire Software Inc.	192,402	20,275,323	2.2%
AvalonBay Communities Inc.	90,430	19,472,292	2.1%
Alliance Data Systems Corp.	151,528	19,415,283	2.1%
Howard Hughes Corp.	148,085	19,191,816	2.0%
Pentair plc	506,155	19,132,659	2.0%
Signature Bank	158,274	18,869,426	2.0%
Gilead Sciences Inc.	290,447	18,408,531	2.0%
Adobe Systems Inc.	66,219	18,292,999	1.9%
Starbucks Corp.	201,086	17,780,024	1.9%
Monolithic Power Systems Inc.	112,827	17,559,266	1.9%
Illumina Inc.	51,968	15,809,705	1.7%
Autodesk Inc.	96,086	14,191,902	1.5%

Total investment in equities		926,336,485	98.1%

Total short-term securities		12,761,219	1.3%

Other assets and liabilities		5,277,927	0.6%

Total net assets		944,375,631	100.0%

Net asset value as of September 30, 2019
Investor shares		$49.50
Institutional shares		$49.52

Quarterly Report • Q3 2019

Parnassus Core Equity Fund

Portfolio of Investments as of September 30, 2019 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Microsoft Corp.	7,759,296	1,078,774,923	6.1%
The Walt Disney Co.	6,223,534	811,050,951	4.6%
Danaher Corp.	4,285,814	619,000,116	3.5%
Mastercard Inc., Class A	2,274,275	617,624,862	3.5%
American Express Co.	4,922,582	582,242,999	3.3%
Costco Wholesale Corp.	2,010,893	579,358,382	3.3%
Verisk Analytics Inc.	3,538,461	559,572,222	3.2%
The Clorox Company	3,579,544	543,625,347	3.1%
Linde plc	2,757,170	534,118,972	3.0%
Waste Management Inc.	4,511,588	518,832,620	3.0%
FedEx Corp.	3,535,698	514,691,558	2.9%
CME Group Inc.	2,432,673	514,121,112	2.9%
Sysco Corp.	6,446,727	511,870,124	2.9%
VF Corp.	5,590,968	497,540,242	2.8%
The Procter & Gamble Co.	3,940,698	490,144,017	2.8%
Cerner Corp.	7,173,550	489,020,904	2.8%
Bank of America Corp.	16,073,063	468,851,248	2.7%
CVS Health Corp.	7,063,783	445,512,794	2.5%
Hologic Inc.	8,813,027	444,969,733	2.5%
Gilead Sciences Inc.	6,778,143	429,598,703	2.5%
Motorola Solutions Inc.	2,519,414	429,333,340	2.5%
Synopsys Inc.	3,115,816	427,645,746	2.5%
PPG Industries Inc.	3,572,144	423,334,785	2.4%
Cadence Design Systems Inc.	6,251,344	413,088,811	2.4%
Apple Inc.	1,786,978	400,229,463	2.3%
Alphabet Inc., Class A	309,801	378,310,393	2.2%
Cisco Systems Inc.	7,444,060	367,811,005	2.1%
Deere & Co.	2,125,278	358,491,893	2.0%
Mondelez International Inc., Class A	6,430,813	355,752,575	2.0%
Xylem Inc.	4,302,734	342,583,681	2.0%
NVIDIA Corp.	1,918,356	333,928,229	1.9%
Digital Realty Trust Inc.	2,436,367	316,264,800	1.8%
Pentair plc	6,665,457	251,954,275	1.4%
Charles Schwab Corp.	5,571,108	233,039,448	1.3%
Trimble Inc.	5,903,000	229,095,430	1.3%
Public Storage	713,332	174,958,940	1.0%
AvalonBay Communities Inc.	807,560	173,891,895	1.0%
Iron Mountain Inc.	5,307,077	171,896,224	1.0%
Starbucks Corp.	1,815,884	160,560,463	0.9%

Total investment in equities		17,192,693,225	97.9%

Total short-term securities		393,417,791	2.2%

Other assets and liabilities		(24,739,854)	(0.1%)

Total net assets		17,561,371,162	100.0%

Net asset value as of September 30, 2019
Investor shares		$47.69
Institutional shares		$47.76

Quarterly Report • Q3 2019

Parnassus Endeavor Fund

Portfolio of Investments as of September 30, 2019 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Applied Materials Inc.	6,000,000	299,400,000	8.0%
Micron Technology Inc.	6,400,000	274,240,000	7.3%
Lam Research Corp.	950,000	219,554,500	5.8%
Perrigo Co. plc	3,685,834	206,001,262	5.5%
Charles Schwab Corp.	4,600,000	192,418,000	5.1%
NVIDIA Corp.	1,100,000	191,477,000	5.1%
The Gap Inc.	10,300,000	178,808,000	4.8%
Regeneron Pharmaceuticals Inc.	625,000	173,375,000	4.6%
International Business Machine Corp.	1,100,000	159,962,000	4.3%
Cummins Inc.	950,000	154,536,500	4.1%
Hanesbrands Inc.	10,000,000	153,200,000	4.1%
Gilead Sciences Inc.	2,300,000	145,774,000	3.9%
Alliance Data Systems Corp.	1,083,427	138,819,502	3.7%
Biogen Inc.	574,416	133,735,533	3.6%
Alaska Air Group Inc.	1,850,000	120,083,500	3.2%
Hologic Inc.	1,800,000	90,882,000	2.4%
IPG Photonics Corp.	620,000	84,072,000	2.2%
American Express Co.	700,000	82,796,000	2.2%
Capital One Financial Corp.	825,000	75,058,500	2.0%
Autodesk Inc.	500,000	73,850,000	2.0%
QUALCOMM Inc.	900,000	68,652,000	1.8%
Arista Networks Inc.	276,201	65,989,943	1.8%
W.W. Grainger Inc.	180,000	53,487,000	1.4%
Alphabet Inc., Class A	40,000	48,845,600	1.3%
Agilent Technologies	600,000	45,978,000	1.2%
Mastercard Inc., Class A	160,000	43,451,200	1.1%
Cisco Systems Inc.	700,000	34,587,000	0.9%
Apple Inc.	100,000	22,397,000	0.6%

Total investment in equities		3,531,431,040	94.0%

Total short-term securities		229,208,159	6.0%

Other assets and liabilities		(1,024,443)	0.0%

Total net assets		3,759,614,756	100.0%

Net asset value as of September 30, 2019
Investor shares		34.99
Institutional shares		35.08

Quarterly Report • Q3 2019

Parnassus Mid Cap Fund

Portfolio of Investments as of September 30, 2019 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Hologic Inc.	3,571,844	180,342,403	4.3%
US Foods Holding Corp.	4,240,133	174,269,466	4.2%
Motorola Solutions Inc.	991,599	168,978,385	4.1%
Teleflex Inc.	486,333	165,231,637	4.0%
Republic Services Inc.	1,607,217	139,104,631	3.4%
Jack Henry & Associates Inc.	947,472	138,302,488	3.3%
Xylem Inc.	1,735,419	138,174,061	3.3%
Cerner Corp.	2,015,814	137,418,040	3.3%
Verisk Analytics Inc.	822,984	130,146,690	3.1%
Trimble Inc.	3,314,495	128,635,551	3.1%
Burlington Stores Inc.	596,915	119,275,555	2.9%
Pentair plc	3,013,159	113,897,410	2.7%
Digital Realty Trust Inc.	848,654	110,163,776	2.7%
First Horizon National Corp.	6,561,554	106,297,175	2.6%
Dentsply Sirona Inc.	1,958,628	104,414,459	2.5%
Axalta Coating Systems Ltd.	3,354,742	101,145,471	2.4%
The Clorox Company	662,166	100,563,150	2.4%
Synopsys Inc.	730,092	100,205,127	2.4%
AvalonBay Communties Inc.	462,188	99,522,942	2.4%
IDACORP Inc.	859,464	96,835,809	2.3%
Fortive Corp.	1,302,298	89,285,551	2.2%
Public Storage	359,676	88,217,732	2.1%
VF Corp.	959,432	85,379,854	2.1%
Howard Hughes Corp.	655,255	84,921,048	2.0%
McCormick & Co.	534,219	83,498,430	2.0%
ACI Worldwide Inc.	2,609,252	81,734,819	2.0%
SEI Investments Co.	1,374,407	81,440,487	2.0%
eBay Inc.	2,048,019	79,831,781	1.9%
First Republic Bank	772,693	74,719,413	1.8%
Cadence Design Systems Inc.	1,093,158	72,235,881	1.7%
Expeditors International of Washington Inc.	967,667	71,887,981	1.7%
Shaw Communications Inc., Class B	3,553,184	69,855,597	1.7%
Northwest Natural Holding Co.	925,587	66,031,377	1.6%
MDU Resources Group Inc.	2,244,209	63,264,252	1.5%
Zions Bancorp N.A.	1,378,946	61,390,676	1.5%
First American Financial Corp.	934,664	55,154,523	1.3%
Hanesbrands Inc.	3,479,276	53,302,508	1.3%
Sysco Corp.	538,055	42,721,567	1.0%
Iron Mountain Inc.	1,285,087	41,623,968	1.0%
Waste Management Inc.	343,202	39,468,230	1.0%
Guidewire Software Inc.	297,570	31,357,927	0.8%

Total investment in equities		3,970,247,828	95.6%

Total short-term securities		258,173,243	6.2%

Other assets and liabilities		(74,267,065)	(1.8%)

Total net assets		4,154,154,006	100.0%

Net asset value as of September 30, 2019
Investor shares		$35.93
Institutional shares		$36.02

Quarterly Report • Q3 2019

Parnassus Fixed Income Fund

Portfolio of Investments as of September 30, 2019 (unaudited)

Preferred Stock	Interest Rate	Maturity Date	Shares	Market Value ($)	Percent of Net Assets
Public Storage	5.15%	06/02/2022	91,127	2,364,746	1.0%

Total investment in preferred stock				2,364,746	1.0%

Commercial Mortgage-Backed Securities			Principal Amount ($)
JP Morgan Mortgage Trust Series 2011-C4, Class A4	4.39%	07/15/2046	974,669	999,232	0.4%
UBS-Barclays Mortgage Trust Series 2012-C2, Class A3	3.06%	05/10/2063	506,167	510,906	0.2%

Total investment in commercial mortgage-backed securities				1,510,138	0.6%

Corporate Bonds
APTIV plc	4.25%	01/15/2026	3,000,000	3,197,883	1.3%
Danaher Corp.	3.35%	09/15/2025	3,000,000	3,186,639	1.3%
Mastercard Inc.	3.38%	04/01/2024	3,000,000	3,186,222	1.3%
Costco Wholesale Corp.	3.00%	05/18/2027	3,000,000	3,179,016	1.3%
Charles Schwab Corp.	3.45%	02/13/2026	3,000,000	3,172,827	1.3%
Praxair Inc.	3.20%	01/30/2026	2,977,000	3,149,708	1.3%
Pentair Finance SA	3.15%	09/15/2022	3,050,000	3,094,600	1.3%
VF Corp.	3.50%	09/01/2021	3,000,000	3,073,608	1.3%
Agilent Technologies Inc.	3.05%	09/22/2026	3,000,000	3,063,750	1.3%
Mondelez International Inc.	4.13%	05/07/2028	2,500,000	2,785,870	1.2%
Merck & Co. Inc.	3.40%	03/07/2029	2,500,000	2,711,897	1.1%
Masco Corp.	4.45%	04/01/2025	2,500,000	2,707,745	1.1%
Autodesk Inc.	4.38%	06/15/2025	2,500,000	2,705,570	1.1%
Cadence Design Systems Inc.	4.38%	10/15/2024	2,500,000	2,693,292	1.1%
FedEx Corp.	4.75%	11/15/2045	2,500,000	2,689,972	1.1%
Sealed Air Corp.	5.25%	04/01/2023	2,500,000	2,662,500	1.1%
The Walt Disney Co.	2.95%	06/15/2027	2,500,000	2,661,440	1.1%
The Clorox Company	3.50%	12/15/2024	2,500,000	2,658,707	1.1%
Burlington Northern Santa Fe Corp.	3.85%	09/01/2023	2,500,000	2,652,077	1.1%
The Procter & Gamble Co.	2.85%	08/11/2027	2,500,000	2,642,885	1.1%
Adobe Systems Inc.	3.25%	02/01/2025	2,500,000	2,636,118	1.1%
Xylem Inc.	3.25%	11/01/2026	2,500,000	2,577,538	1.1%
Hologic Inc.	4.38%	10/15/2025	2,500,000	2,562,500	1.1%
Starbucks Corp.	2.45%	06/15/2026	2,500,000	2,518,265	1.0%
Alphabet Inc.	2.00%	08/15/2026	2,500,000	2,507,113	1.0%
Microsoft Corp.	4.25%	02/06/2047	2,000,000	2,481,246	1.0%
Hanesbrands Inc.	4.63%	05/15/2024	2,000,000	2,105,000	0.9%
Regency Centers LP	3.75%	06/15/2024	2,000,000	2,101,708	0.9%
Hilton Worldwide Finance LLC	4.63%	04/01/2025	2,000,000	2,060,000	0.9%
Apple Inc.	2.85%	02/23/2023	2,000,000	2,058,892	0.9%
Iron Mountain Inc.	6.00%	08/15/2023	2,000,000	2,047,200	0.8%
Nordstrom Inc.	4.00%	03/15/2027	2,000,000	2,040,854	0.8%
Fortive Corp.	3.15%	06/15/2026	2,000,000	2,030,456	0.8%
Waste Management Inc.	3.50%	05/15/2024	1,500,000	1,580,601	0.7%
Waste Management Inc.	3.15%	11/15/2027	1,500,000	1,578,617	0.7%
Microsoft Corp.	2.40%	08/08/2026	1,500,000	1,527,683	0.6%

Quarterly Report • Q3 2019

Parnassus Fixed Income Fund

Portfolio of Investments as of September 30, 2019 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
Apple Inc.	4.38%	05/13/2045	1,000,000	1,210,594	0.5%
Southwest Air 07-1 Trust	6.15%	08/01/2022	803,758	849,548	0.4%

Total investment in corporate bonds				94,350,141	39.1%

Supranational Bonds
International Finance Corp.	2.00%	10/24/2022	5,000,000	5,056,360	2.1%
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	4,336,472	1.8%
International Finance Corp.	2.13%	04/07/2026	4,000,000	4,114,472	1.7%

Total investment in supranational bonds				13,507,304	5.6%

U.S. Government Treasury Bonds
U.S. Treasury	2.75%	02/15/2028	6,000,000	6,514,218	2.6%
U.S. Treasury	2.63%	02/15/2029	5,000,000	5,411,525	2.1%
U.S. Treasury	2.50%	01/31/2024	5,000,000	5,193,555	2.1%
U.S. Treasury	3.00%	02/15/2049	4,000,000	4,769,220	2.0%
U.S. Treasury	3.13%	11/15/2028	4,000,000	4,490,624	1.9%
U.S. Treasury	1.88%	07/31/2026	4,000,000	4,065,936	1.7%
U.S. Treasury	1.63%	08/15/2029	4,000,000	3,981,564	1.6%
U.S. Treasury	2.88%	05/15/2049	3,000,000	3,498,867	1.4%
U.S. Treasury	2.88%	08/15/2028	3,000,000	3,298,593	1.4%
U.S. Treasury	2.88%	05/15/2028	3,000,000	3,292,734	1.4%
U.S. Treasury	2.38%	05/15/2029	3,000,000	3,185,859	1.3%
U.S. Treasury	2.38%	05/15/2027	3,000,000	3,161,133	1.3%
U.S. Treasury	2.88%	10/31/2023	3,000,000	3,153,867	1.3%
U.S. Treasury	2.25%	08/15/2027	3,000,000	3,136,290	1.3%
U.S. Treasury	2.25%	11/15/2025	3,000,000	3,111,210	1.3%
U.S. Treasury	2.25%	11/15/2024	3,000,000	3,098,085	1.3%
U.S. Treasury	2.00%	11/15/2026	3,000,000	3,076,524	1.3%
U.S. Treasury	2.13%	03/31/2024	3,000,000	3,072,540	1.3%
U.S. Treasury	2.00%	02/15/2025	3,000,000	3,063,165	1.3%
U.S. Treasury	2.38%	03/15/2022	3,000,000	3,057,189	1.3%
U.S. Treasury	1.75%	07/31/2024	3,000,000	3,026,484	1.3%
U.S. Treasury	2.25%	03/31/2021	3,000,000	3,022,032	1.3%
U.S. Treasury	1.75%	07/15/2022	3,000,000	3,011,835	1.2%
U.S. Treasury	3.50%	02/15/2039	2,000,000	2,505,312	1.0%
U.S. Treasury	3.13%	11/15/2041	2,000,000	2,383,204	1.0%
U.S. Treasury	3.00%	08/15/2048	2,000,000	2,378,438	1.0%
U.S. Treasury	2.50%	02/15/2045	2,000,000	2,152,032	0.9%
U.S. Treasury	2.63%	01/31/2026	2,000,000	2,121,172	0.9%
U.S. Treasury	2.25%	02/15/2027	2,000,000	2,086,640	0.9%
U.S. Treasury	2.25%	03/31/2026	2,000,000	2,078,126	0.9%
U.S. Treasury	2.38%	02/29/2024	2,000,000	2,069,140	0.9%
U.S. Treasury	2.50%	03/31/2023	2,000,000	2,062,890	0.9%
U.S. Treasury	2.88%	10/31/2020	2,000,000	2,022,500	0.8%
U.S. Treasury	1.88%	08/31/2022	2,000,000	2,016,796	0.8%
U.S. Treasury	1.88%	06/30/2020	2,000,000	2,000,156	0.8%
U.S. Treasury	1.38%	12/15/2019	2,000,000	1,997,890	0.8%
U.S. Treasury	1.25%	08/31/2024	2,000,000	1,971,954	0.8%
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,224,640	1,374,557	0.6%

Quarterly Report • Q3 2019

Parnassus Fixed Income Fund

Portfolio of Investments as of September 30, 2019 (unaudited) (continued)

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
U.S. Treasury (TIPS)	0.63%	07/15/2021	1,138,310	1,141,808	0.5%
U.S. Treasury (TIPS)	0.13%	01/15/2022	1,133,530	1,122,213	0.5%
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,081,860	1,095,431	0.5%
U.S. Treasury	2.25%	08/15/2049	1,000,000	1,028,477	0.4%

Total investment in U.S. government treasury bonds				120,301,785	49.9%

Total long-term investments				232,034,114	96.2%

Total short-term securities				8,480,561	3.5%

Other assets and liabilities				832,529	0.3%

Total net assets				241,347,204	100.0%

Net asset value as of September 30, 2019
Investor shares				$17.19
Institutional shares				$17.19

Quarterly Report • Q3 2019

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Quarterly Report • Q3 2019

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